Exhibit 10.1

[FORM OF]

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of July 7, 2009, by and among Nile Therapeutics, Inc., a Delaware corporation (the “Company”), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively the “Purchasers”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated thereunder, the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, securities of the Company as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

ARTICLE I.

DEFINITIONS

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings set forth in this Section 1.1:

“Action” shall have the meaning ascribed to such term in Section 3.1(j).

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 144 under the Securities Act. With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.

“Business Day” means any day except Saturday, Sunday, any day which shall be a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Closing” means the closing of the purchase and sale of the Securities pursuant to Section 2.1.

“Closing Date” means the Trading Day when all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Purchasers’ obligations to pay the Purchase Price and (ii) the Company’s obligations to deliver the Securities have been satisfied or waived.

“Closing Price” means on any particular date (a) the last reported consolidated closing bid price per share of Common Stock on such date on the Trading Market (as reported by

Bloomberg L.P. at 4:15 p.m. (New York City time)); provided, however, that for purposes of determining the Per Unit Purchase Price, the Closing Price shall mean the last reported consolidated closing bid price per share of Common Stock on the Trading Market at the time this Agreement is entered into; or (b) if there is no such price on such date, then the consolidated closing bid price on the Trading Market on the date nearest preceding such date (as reported by Bloomberg L.P. at 4:15 p.m. (New York City time)), or (c) if the Common Stock is not then listed or quoted on the Trading Market and if prices for the Common Stock are then reported in the “pink sheets” published by Pink Sheets LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) if the shares of Common Stock are not then publicly traded the fair market value of a share of Common Stock as determined by an independent appraiser mutually acceptable to the Company and the Purchasers of 67% of the then outstanding Shares.

“Commission” means the Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Company that would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants, stock appreciation rights, restricted stock units or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Company Counsel” means Fredrikson & Byron, P.A. with offices located at 200 South Sixth Street, Suite 4000, Minneapolis, MN 55402.

“Confidential Investor Questionnaire” shall mean the questionnaire set forth on Exhibit B attached hereto and made a part hereof.

“Disclosure Schedules” means the Disclosure Schedules of the Company delivered concurrently herewith.

“Effective Date” means the date that the Registration Statement is first declared effective by the Commission.

“Effectiveness Period” shall have the meaning ascribed to such term in Section 4.1(b).

“Equity Incentive Plan” means (i) any equity incentive, stock option or similar plan and (ii) any other agreement, arrangement, understanding or other document pursuant to which the Company is obligated to grant or issue Common Stock or Common Stock Equivalents to current or former employees in connection with their services to the Company, in each case adopted or approved by a majority of the non-employee members of the board of directors of the Company or a majority of the members of a committee of non-employee directors established.

“Escrow Account” means the account described on Exhibit E attached hereto maintained by the Escrow Agent into which funds representing the Purchase Price shall be deposited and held pending the Closing.

“Escrow Agent” means U.S. Bank National Association Trust, St. Paul, Minnesota.

“Evaluation Date” shall have the meaning ascribed to such term in Section 3.1(r).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“FINRA” means the Financial Industry Regulatory Authority.

“GAAP” shall have the meaning ascribed to such term in Section 3.1(h).

“Holder” shall have the meaning ascribed to such term in Section 4.1(d).

“Intellectual Property Rights” shall have the meaning ascribed to such term in Section 3.1(o).

“Legend Removal Date” shall have the meaning ascribed to such term in Section 5.1(c).

“Liens” means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Material Adverse Effect” shall have the meaning assigned to such term in Section 3.1(b).

“Material Permits” shall have the meaning ascribed to such term in Section 3.1(m).

“Per Unit Purchase Price” equals $1.25; provided, however, that the Per Unit Purchase Price for any Purchaser that is an officer, director of affiliate of the Company shall be equal to $1.265, which represents the sum of (a) the Closing Price at the time this Agreement is entered into, plus (b) $0.125 per Warrant Share, subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Placement Agent” means Riverbank Capital Securities, Inc.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Purchaser Party” shall have the meaning ascribed to such term in Section 5.9.

“Purchase Price” means, as to each Purchaser, the aggregate amount to be paid for the Units purchased hereunder as specified below such Purchaser’s name on the signature page of this Agreement and next to the heading “Purchase Price,” in United States dollars and in immediately available funds.

“Registrable Securities” shall have the meaning ascribed to such term in Section 4.1(c).

“Registration Due Date” shall have the meaning ascribed to such term in Section 4.1(a).

“Registration Statement” shall have the meaning ascribed to such term in Section 4.1(a).

“Regulation S” means Rules 901 through 905 (including the preliminary notes) promulgated by the Commission pursuant to the Securities Act, as such rules may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such rules.

“Required Approvals” shall have the meaning ascribed to such term in Section 3.1(e).

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such rule.

“SEC Reports” shall have the meaning ascribed to such term in Section 3.1(h).

“Securities” shall mean the Shares, the Warrants and the Warrant Shares issued or issuable to each Purchaser pursuant to this Agreement or the Warrants, as applicable.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Selling Stockholder Questionnaire” shall mean the questionnaire set forth on Exhibit C attached hereto and made a part hereof.

“Shares” means the shares of Common Stock issued or issuable to each Purchaser pursuant to this Agreement.

“Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock).

“Subsidiary” means any subsidiary of the Company as set forth on Schedule 3.1(a).

“Trading Day” means a day on which the Common Stock is traded on a Trading Market.

“Trading Market” means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the American Stock Exchange, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange or the OTC Bulletin Board.

“Transaction Documents” means this Agreement (including the exhibits attached hereto), the Confidential Term Sheet dated June 25, 2009, the Company’s Annual Report on Form 10-K and 10-K/A for the year ended December 31, 2008, including the risk factors set forth therein, the Quarterly Report on Form 10-Q for the quarter ended March 31, 2009, the Current Reports on Form 8-K filed on each of January 22, 2009, March 9, 2009, March 19, 2009, March 23, 2009, June 12, 2009 and June 25, 2009 and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Transfer Agent” means American Stock Transfer & Trust Company, with a mailing address of 10150 Mallard Creek Road, Suite 307, Charlotte, NC 28262 and a facsimile number of (718) 765-8741, and any successor transfer agent of the Company.

“Units” means the Shares and Warrants issued to each Purchaser pursuant to this Agreement.

“U.S.” means the United States of America.

“Warrants” means the five-year warrants issued or issuable to each Purchaser pursuant to this Agreement in substantially the form attached hereto as Exhibit A. The Warrants will be evidenced by three (3) separate certificates, which collectively will represent the right to purchase a number of Warrant Shares equal to the number of Shares purchased by the Purchaser, as follows:

(a) A Warrant representing the right to purchase twenty five percent (25%) of the Warrant Shares at an exercise price equal to 110% the Closing Price;

(b) A Warrant representing the right to purchase twenty five percent (25%) of the Warrant Shares at an exercise price equal to 150% of the Closing Price; and

(c) A Warrant representing the right to purchase fifty percent (50%) of the Warrant Shares at an exercise price equal to 200% of the Closing Price.

“Warrant Shares” means the shares of Common Stock issuable upon exercise of the Warrants to the holder(s) thereof.

ARTICLE II.

PURCHASE AND SALE

2.1 Closing. On the Closing Date, upon the terms and subject to the conditions set forth herein, the Company agrees to sell, and each Purchaser, severally and not jointly, agrees to purchase, at the Per Unit Purchase Price, the number of Units indicated on its signature page hereto. The Company and each Purchaser shall deliver the other items set forth in Section 2.2 deliverable at the Closing. Upon satisfaction of the conditions set forth in Sections 2.2 and 2.3, the Closing shall occur at the offices of the Placement Agent or such other location as the parties shall mutually agree.

2.2 Deliveries.

(a) On or prior to the Closing Date, the Company shall deliver or cause to be delivered to each Purchaser the following:

(i) this Agreement duly executed by the Company;

(ii) a legal opinion of Company Counsel, in the form of Exhibit D attached hereto;

(iii) a copy of the irrevocable instructions to the Transfer Agent instructing the Transfer Agent to deliver, on an expedited basis, a certificate evidencing the number of its respective Shares purchased hereby, registered in the name of such Purchaser and to be delivered to the Purchaser’s mailing address indicated on the signature page hereto;

(iv) the Warrants being purchased by such Purchaser hereunder, executed on behalf of the Company and registered in the name of such Purchaser; and

(v) a certificate, dated as of the Closing Date and signed by its Chief Executive Officer or its Chief Financial Officer, certifying to the fulfillment of the conditions specified in Sections 2.3(b)(i) and 2.3(b)(ii).

(b) On or prior to the Closing Date, each Purchaser shall deliver or cause to be delivered to the Company the following:

(i) this Agreement duly executed by such Purchaser;

(ii) the Confidential Investor Questionnaire completed by the Purchaser;

(iii) the Selling Stockholder Questionnaire completed by the Purchaser; and

(iv) such Purchaser’s Purchase Price by wire transfer to the Escrow Account pursuant to the wire instructions set forth on Exhibit E.

2.3 Closing Conditions.

(a) The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

(i) the accuracy in all material respects of the representations and warranties of the Purchasers contained herein, except such representations and warranties that are qualified by materiality or Material Adverse Effect which must be true and correct in all respects, when made and on the Closing Date (except for representations and warranties that speak as of a specific date which shall be accurate as of such date);

(ii) all obligations, covenants and agreements of the Purchasers required to be performed at or prior to the Closing Date shall have been performed;

(iii) the delivery by the Purchasers of the items set forth in Section 2.2(b) of this Agreement; and

(iv) the deposit into the Escrow Account of at least Two Million Dollars ($2,000,000) in connection with the purchase of Units pursuant to this Agreement.

(b) The respective obligations of each Purchaser hereunder in connection with the Closing are subject to the following conditions being met:

(i) the accuracy in all material respects of the representations and warranties of the Company contained herein, except such representations and warranties that are qualified by materiality or Material Adverse Effect which must be true and correct in all respects, when made and on the Closing Date (except for representations and warranties that speak as of a specific date which shall be accurate as of such date);

(ii) all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed;

(iii) the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement;

(iv) there shall have been no Material Adverse Effect with respect to the Company since the date hereof;

(v) the deposit into the Escrow Account of at least Two Million Dollars ($2,000,000) in connection with the purchase of Units pursuant to this Agreement; and

(vi) from the date hereof to the Closing Date, trading in the Common Stock shall not have been suspended by the Commission or the Company’s principal Trading Market (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Closing), and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of each Purchaser, makes it impracticable or inadvisable to purchase the Securities at the Closing.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company. Except as set forth in the Disclosure Schedules, which Disclosure Schedules shall be deemed a part hereof and shall qualify any representation or otherwise made herein to the extent of the disclosure contained in the corresponding section of the Disclosure Schedules, the Company hereby makes the following representations and warranties to each Purchaser:

(a) Subsidiaries. All of the direct and indirect subsidiaries of the Company are set forth on Schedule 3.1(a). The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities. If the Company has no subsidiaries, then all other references to the Subsidiaries or any of them in the Transaction Documents shall be disregarded.

(b) Organization and Qualification. The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not have or reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, its board of directors or its stockholders in connection therewith other than in connection with the Required Approvals. Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(d) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company, the issuance and sale of the Shares and Warrants and the consummation by the Company of the other transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as would not have or reasonably be expected to result in a Material Adverse Effect.

(e) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) filings required pursuant to Section 5.4 of this Agreement, (ii) the filing with, and the declaration of effectiveness by, the Commission of the Registration Statement, (iii) application(s) and notification(s) to each applicable Trading Market for the issuance and sale of the Securities and the listing of the Shares and Warrant Shares for trading or quotation, as the case may be, thereon in the time and manner required thereby, and (iv) the filing of Form D with the Commission and such filings as are required to be made under applicable state securities laws (collectively, the “Required Approvals”).

(f) Issuance of the Securities. The Shares and Warrants are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents. The Warrant Shares are duly authorized and, when issued and paid for in accordance with the terms of the Warrants, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents. The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to this Agreement. Assuming the accuracy, or continued accuracy (as applicable) of the representations and warranties of the Purchasers in this Agreement, the Securities will be issued in compliance with all applicable federal and state securities laws.

(g) Capitalization. The number of shares and type of all authorized, issued and outstanding capital stock, options and other securities of the Company (whether or not presently convertible into or exercisable or exchangeable for shares of capital stock of the Company) has been set forth in the SEC Reports and has changed since the date of such SEC Reports only to reflect stock option and warrant exercises that do not, individually or in the aggregate, have a material affect on the issued and outstanding capital stock, options and other securities. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as set forth on the SEC Reports or as a result of the purchase and sale of the Securities, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents. The issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers and the Placement Agent) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. Except for the Required Approvals, no further approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance and sale of the Securities. There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

(h) SEC Reports; Financial Statements. Since March 31, 2008, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”). As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Except as previously disclosed in the SEC Reports or on Schedule 3.1(h) hereto, as of the date hereof, the Company is not aware of any event occurring on or prior to the Closing Date (other than the transactions contemplated by the Transaction Documents) that requires the filing of a Form 8-K after the Closing. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. All material agreements to which the Company is a party or to which the property or assets of the Company are subject are included as part of or specifically identified in the SEC Reports.

(i) Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report filed prior to the date hereof, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any executive officer, director or Affiliate, except pursuant to an Equity Incentive Plan. The Company does not have pending before the Commission any request for confidential treatment of information. Except for the issuance of the Securities contemplated by this Agreement, no event, liability or development has occurred or exists with respect to the Company or its Subsidiaries or their respective business, properties, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made that has not been publicly disclosed at least one (1) Trading Day prior to the date that this representation is made.

(j) Litigation. There is no action, suit, inquiry, notice of violation, proceeding (including any partial proceeding such as a deposition) or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) that (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities, or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any director or executive officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or executive officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

(k) Labor Relations. No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company that could reasonably be expected to result in a Material Adverse Effect. None of the Company’s or its Subsidiaries’ employees is a member of a union that relates to such employee’s relationship with the Company, and neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that their relationships with their employees are good. No executive officer, to the knowledge of the Company, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(l) Compliance. Neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business and all such laws that affect the environment, except in each case as would not have or reasonably be expected to result in a Material Adverse Effect.

(m) Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not have or reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

(n) Title to Assets. The Company and the Subsidiaries have good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for Liens (i) that do not materially affect the value of such property and (ii) that do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiaries are in compliance in all material respects. The Company does not own any real property.

(o) Patents and Trademarks. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights necessary or material for use in connection with their respective businesses as described in the SEC Reports (collectively, the “Intellectual Property Rights”). To the Company’s knowledge, the conduct of the Company’s and any Subsidiary’s businesses will not conflict in any material respects with any intellectual property rights of others. Neither the Company nor any Subsidiary has received a notice (written or otherwise) that the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person. To the knowledge of the Company, all Intellectual Property Rights are enforceable and valid and there is no existing infringement by another Person of any of the Intellectual Property Rights. Except as described in the SEC Reports, there are no outstanding options, licenses or agreements of any kind relating to the foregoing Intellectual Property Rights, nor is the Company bound by or a party to any options, licenses or agreements of any kind with respect to the Intellectual Property Rights. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties.

(p) Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are customary in the businesses in which the Company and the Subsidiaries are engaged. The Company carries directors and officers insurance coverage in the amount set forth on Schedule 3.1(p). Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

(q) Transactions With Affiliates and Employees. Except as set forth in the SEC Reports or in the Transaction Documents, none of the executive officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, executive officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any executive officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $120,000 other than for (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock option agreements and restricted stock unit agreements under any Equity Incentive Plan.

(r) Sarbanes-Oxley; Internal Accounting Controls. The Company is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it as of the Closing Date. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms. The Company’s certifying officers have evaluated the effectiveness of the Company’s disclosure controls and procedures as of the end of the period covered by the Company’s most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the Company’s internal control over financial reporting (as such term is defined in the Exchange Act) that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(s) Certain Fees. Except as set forth on Schedule 3.1(s), no brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents, other than to the Placement Agent with respect to the offer and sale of the Securities (which placement agent fees are being paid by the Company). The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.

(t) Private Placement. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Shares by the Company to the Purchasers as contemplated hereby. The issuance and sale of the Shares hereunder does not contravene the rules and regulations of the Trading Market.

(u) Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Shares and Warrants, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(v) Registration Rights. No Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company, other than with respect to the Company’s continuing obligations to maintain the effectiveness of registration statements filed prior to the date hereof.

(w) Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12(b) of the Exchange Act. The Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. Except as set forth on Schedule 3.1(w), the Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

(x) Disclosure. All disclosure furnished by or on behalf of the Company to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the Disclosure Schedules to this Agreement, is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The press releases disseminated by the Company during the 12 months preceding the date of this Agreement taken as a whole do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements, in light of the circumstances under which they were made and when made, not misleading. The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2 hereof.

(y) No Integrated Offering. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Shares to be integrated or aggregated with prior offerings by the Company for purposes of the Securities Act or any applicable shareholder approval provisions of any Trading Market on which any of the securities of the Company are listed or designated.

(z) Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and each Subsidiary has accurately and timely filed all federal, state and foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, and has paid or accrued all taxes shown as due thereon, and there is no tax deficiency in any material amount which has been asserted or threatened against the Company or any Subsidiary.

(aa) No General Solicitation. Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising. The Company has offered the Securities for sale only to the Purchasers and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

(bb) Foreign Corrupt Practices. Neither the Company, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

(cc) No Disagreements with Accountants. There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the independent registered public accounting firm formerly or presently employed by the Company and the Company is current with respect to any fees owed to such accounting firm.

(dd) Acknowledgment Regarding Purchasers’ Purchase of Securities. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchasers’ purchase of the Shares and Warrants. The Company further represents to each Purchaser that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

(ee) Regulation M Compliance. The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or, paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company, other than, in the case of clauses (ii) and (iii), compensation paid to the Placement Agent in connection with the placement of the Securities.

(ff) FDA. As to each of the Company’s product candidates subject to the jurisdiction of the U.S. Food and Drug Administration (“FDA”) under the Federal Food, Drug and Cosmetic Act, as amended, and the regulations thereunder (“FDCA”), that is manufactured, packaged, labeled, tested, distributed, sold, and/or marketed by the Company or any of its Subsidiaries (each such product candidate, a “Pharmaceutical Product”), such Pharmaceutical Product is being manufactured, packaged, labeled, tested, distributed, sold and/or marketed by the Company in compliance with all applicable requirements under FDCA and other federal or state laws, rules and regulations relating to registration, investigational use, premarket clearance, licensure, or application approval, good manufacturing practices, good laboratory practices, good clinical practices, product listing, quotas, labeling, advertising, record keeping and filing of reports, except where the failure to be in compliance would not reasonably be expected to have a Material Adverse Effect. There is no pending, completed or, to the Company’s knowledge, threatened, action (including any lawsuit, arbitration, or legal or administrative or regulatory proceeding, charge, complaint, or investigation) against the Company or any of its Subsidiaries, and none of the Company or any of its Subsidiaries has received any notice, warning letter or other communication from the FDA or any other governmental entity, which (i) contests the premarket clearance, licensure, registration, or approval of, the uses of, the distribution of, the manufacturing or packaging of, the testing of, the sale of, or the labeling and promotion of any Pharmaceutical Product, (ii) withdraws its approval of, requests the recall, suspension, or seizure of, or withdraws or orders the withdrawal of advertising or sales promotional materials relating to, any Pharmaceutical Product, (iii) except as disclosed in the SEC Reports, imposes a clinical hold on any clinical investigation by the Company or any of its Subsidiaries, (iv) enjoins production at any facility of the Company or any of its Subsidiaries, (v) enters or proposes to enter into a consent decree of permanent injunction with the Company or any of its Subsidiaries, or (vi) otherwise alleges any violation of any laws, rules or regulations by the Company or any of its Subsidiaries, and which, either individually or in the aggregate, would have or reasonably be expected to have a Material Adverse Effect. The properties, business and operations of the Company have been and are being conducted in all material respects in accordance with all applicable laws, rules and regulations of the FDA. The Company has not been informed by the FDA that the FDA will prohibit the marketing, sale, license or use in the United States of any product proposed to be developed, produced or marketed by the Company nor has the FDA expressed any concern as to approving or clearing for marketing any product being developed or proposed to be developed by the Company.

(gg) Stock Options. With respect to stock options issued pursuant to the Company’s Equity Incentive Plan(s) (i) except as disclosed in the SEC Reports, including the financial statements included therein, each grant of a stock option was duly authorized no later than the date on which the grant of such stock option was by its terms to be effective (the “Grant Date”) by all necessary corporate action, including, as applicable, approval by the board of directors of the Company (or a duly constituted and authorized committee thereof) and any required stockholder approval by the necessary number of votes or written consents, (ii) each such grant was made in accordance with the material terms of an Equity Incentive Plan, the Securities Act and all other applicable laws and regulatory rules or requirements, and (iii) each such grant was or has now been properly accounted for in accordance with GAAP in the financial statements (including the related notes) of the Company and disclosed in the Company’s filings with the Commission in accordance with the Exchange Act and all other applicable laws, except, in the cases of clauses (i), (ii) and (iii), for any such failure, violation or default that would not be material to the Company and its subsidiaries taken as a whole.

(hh) The Company is subject to the reporting requirements of the Exchange Act, and has filed all reports required thereby.

(ii) It is understood and acknowledged by the Company that, except as provided in Sections 3.2(f) and 5.13 and subject to compliance by the Purchasers with applicable law, (i) none of the Purchasers have been asked by the Company or its Subsidiaries to agree, nor has any Purchaser agreed with the Company or its Subsidiaries, to desist from purchasing or selling, long and/or short, securities of the Company, or “derivative” securities based on securities issued by the Company or to hold the Shares for any specified term; (ii) any Purchaser, and counterparties in “derivative” transactions to which any such Purchaser is a party, directly or indirectly, presently may have a “short” position in the Common Stock, and (iii) each Purchaser shall not be deemed to have any affiliation with or control over any arm’s length counterparty in any “derivative” transaction. The Company further understands and acknowledges that, (1) subject to compliance by the Purchasers with applicable law, one or more Purchasers may engage in hedging and/or trading activities at various times during the period that the Shares are outstanding and (2) such hedging and/or trading activities, if any, can reduce the value of the existing stockholders’ equity interest in the Company both at and after the time the hedging and/or trading activities are being conducted. The Company acknowledges that such aforementioned hedging and/or trading activities do not constitute a breach of the Transaction Documents.

3.2 Representations and Warranties of the Purchasers. Each Purchaser, for itself and for no other Purchaser, hereby represents and warrants as of the date hereof and as of the Closing Date to the Company as follows:

(a) Organization; Authority. If not a natural person, such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution, delivery and performance by such Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or similar action on the part of such Purchaser. Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b) Own Account. Such Purchaser understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state or other securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state or other securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state or other securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities (this representation and warranty not limiting such Purchaser’s right to sell the Securities pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws) in violation of the Securities Act or any applicable state or other securities law. Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business.

(c) Purchaser Status. At the time such Purchaser was offered the Securities, it was, and at the date hereof it is, either: (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(5), (a)(6), (a)(7) or (a)(8) under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act. No Purchaser is required to be registered as a broker-dealer under Section 15 of the Exchange Act.

(d) Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(e) General Solicitation. Such Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(f) Short Sales and Confidentiality Prior to the Date Hereof. Other than the transaction contemplated hereunder, such Purchaser has not, nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser, directly or indirectly executed any transaction, including Short Sales, in the securities of the Company during the period commencing from the time that such Purchaser was first contacted by the Company or any third-party acting on behalf of the Company pertaining to the transactions contemplated hereunder until the date hereof (“Discussion Time”). Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement. Other than to other Persons party to this Agreement, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).

(g) Non-Controlling Status. Following the consummation of the transactions contemplated by the Transaction Documents, the total number of shares of Common Stock beneficially owned (as determined in accordance with Rule 13d-3 under the Exchange Act) by such Purchaser shall not represent more than 19.9% of the outstanding Common Stock.

(h) Affiliate Status. If such Purchaser is domiciled or was formed outside of the U.S., such Purchaser is not an “affiliate” (as defined in Rule 144) of the Company or acting on behalf of the Company and, at the time the commitment to purchase the Shares was originated, was outside the U.S. and was not a U.S. person (and was not acquiring for the account or benefit of a U.S. person) within the meaning of Regulation S.

(i) Provision of Information. Such Purchaser has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the Securities and the finances, operations and business of the Company; and (ii) the opportunity to request such additional information which the Company possesses or can acquire without unreasonable effort or expense.

(j) Certain Fees. No brokerage or finder’s fees or commissions are or will be payable by such Purchaser to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents.

(k) Residency; Foreign Securities Laws. Unless such Purchaser resides, in the case of individuals, or is headquartered or formed, in the case of entities, in the United States, such Purchaser acknowledges that the Company will not issue any Securities in compliance with the laws of any jurisdiction outside of the United States and the Company makes no representation or warranty that any Securities issued outside of the United States have been offered or sold in compliance with the laws of the jurisdiction into which such Securities were issued. Any Purchaser not a resident of or formed in the United States warrants to the Company that no filing is required by the Company with any governmental authority in such Purchaser’s jurisdiction in connection with the transactions contemplated hereby. If such Purchaser is domiciled or was formed outside of the U.S., such Purchaser has satisfied itself as to the full observance of the laws of its jurisdiction in connection with the acquisition of the Securities or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Securities, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Securities. If such Purchaser is domiciled or was formed outside the U.S., such Purchaser’s acquisition of and payment for, and its continued ownership of the Securities, will not violate any applicable securities or other laws of his, her or its jurisdiction.

(l) Acknowledgement. Each Purchaser acknowledges that the Company has relied upon the representations and warranties of the Purchasers set forth in Section 3.2 in its determination that no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers as contemplated by this Agreement.

(m) Acknowledgements Regarding Placement Agent.

(i) The Purchaser acknowledges that the Placement Agent is acting as the exclusive placement agent on a “best efforts” basis for the Securities being offered hereby and will be compensated by the Company for acting in such capacity. The Purchaser represents that (1) the Purchaser has a pre-existing relationship with the Placement Agent or the Company, (2) the Purchaser was contacted regarding the sale of the Securities by the Placement Agent or the Company (or an authorized agent or representative thereof) with whom the Purchaser agreed to maintain the confidentiality of the material terms and conditions of the transactions contemplated by the Transaction Documents until such information was publicly disclosed by the Company, and (3) no Securities were offered or sold to it by means of any form of general solicitation or general advertising.

(ii) The Purchaser acknowledges that the Placement Agent and its directors, officers, employees, representatives and controlling persons have no responsibility for making any independent investigation of the SEC Reports and make no representation or warranty to the Purchaser, express or implied, with respect to the Company or the Securities or the accuracy, completeness or adequacy of the SEC Reports or any other publicly available information, nor shall any of the foregoing persons be liable for any loss or damages of any kind resulting from the use of the information contained therein or otherwise supplied to the Purchaser. In addition, the Purchaser acknowledges that it has not relied on information provided by any of such persons but has conducted its own investigation.

(n) Participation by Interested Parties. The Purchaser acknowledges that (i) Units may be purchased by Affiliates of the Company and other parties that may be interested in the transactions contemplated by this Agreement, and that (ii) the Purchase Price for such Units, will be counted in determining whether the minimum aggregate Purchase Price of Two Million Dollars ($2,000,000) has been deposited in the Escrow Account, as required by Section 2.3(a)(iv) and Section 2.3(b)(v). The Purchaser acknowledges that the condition set forth in Section 2.3(a)(iv) and Section 2.3(b)(v) is not designed as a protection to investors, and the Purchaser is not relying on the minimum aggregate Purchase Price of Two Million Dollars ($2,000,000) as an indication of the merits of the transactions contemplated by this Agreement.

ARTICLE IV.

4.1 Registration; Definitions.

(a) No later than sixty (60) days following the Closing Date (the “Registration Due Date”), the Company shall prepare and file with the Commission a registration statement covering the resale of all of the Registrable Securities (the “Registration Statement”); provided, however, that if the Registration Due Date falls on a Saturday, Sunday or other day on which the Commission is not open for business, then the Registration Due Date shall be extended to the next day on which the Commission is open for business. The Registration Statement required hereunder shall be on Form S-1 or any another appropriate form in accordance herewith, in the sole discretion of the Company. Subject to the terms of this Agreement, the Company shall use its commercially reasonable efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof and shall use its commercially reasonable efforts to keep the Registration Statement continuously effective under the Securities Act until the date when all Registrable Securities covered by the Registration Statement have been sold or may be sold without volume restrictions pursuant to Rule 144, as determined by the counsel to the Holder (as defined below) pursuant to a written opinion letter to such effect, addressed and acceptable to the Company’s counsel, the Company’s transfer agent and the affected Holders (the “Effectiveness Period”).

(b) In the event the Company fails to file the Registration Statement with the Commission on or before Registration Due Date, the Company shall pay to each Purchaser, as liquidated damages and not as a penalty, an amount, for each month (or portion of a month) in which such delay shall occur, equal to one percent (1%) of the Purchase Price paid by each such Purchaser, until the point in time when the Company has filed the Registration Statement with the Commission or the expiration of the Effectiveness Period, whichever occurs first.

(c) The term “Registrable Securities” shall mean (i) all Shares sold in the Offering, (ii) the Warrant Shares issuable upon exercise of all Warrants sold in the Offering, and (iii) any shares of Common Stock issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing; provided, however, that securities shall only be treated as Registrable Securities if and only for so long as they (i) have not been sold (A) pursuant to a registration statement; (B) to or through a broker, dealer or underwriter in a public distribution or a public securities transaction; and/or (C) in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale; (ii) are not held by a Holder (as defined below) or a permitted transferee; and (iii) are not eligible for sale without volume limitations pursuant to Rule 144 (or any successor thereto) under the Securities Act.

(d) The term “Holder” shall mean any person owning or having the right to acquire Registrable Securities or any permitted transferee of a Holder.

4.2 Registration Procedures; Company. In connection with the Company’s registration obligations set forth in Section 4.1 above, the Company shall:

(a) Not less than five (5) business days prior to the filing of the Registration Statement or any related prospectus or any amendment or supplement thereto (i) furnish to the Holders copies of all such documents proposed to be filed (other than those documents incorporated or deemed incorporated by reference to the extent requested by such Person) which documents will be subject to the review of such Holders and (ii) cause its officers, directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file the Registration Statement or any such prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities shall reasonably object in good faith, provided that the Company is notified of such objection in writing no later than three (3) business days after the Holders have been so furnished copies of such documents.

(b) Prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities.

(c) Use commercially reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of the Registration Statement or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

(d) Comply with all applicable rules and regulations of the Commission.

(e) Furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (ii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the Commission which permits the selling of any such securities without registration or pursuant to such form.

4.3 Registration Procedures; Purchaser. In connection with the Company’s registration obligations set forth in Section 4.1 above:

(a) The Purchaser shall cooperate with the Company, as requested by the Company, in connection with the preparation and filing of any Registration Statement hereunder. The Purchase shall provide the Company with a completed Selling Stockholder Questionnaire and such other information that the Company may reasonably require the Purchaser to promptly furnish in writing to the Company as may be required in connection with such registration including, without limitation, all such information as may be requested by the Commission or FINRA or any state securities commission and all such information regarding the Purchaser, the Registrable Securities held by the Purchaser and the intended method of disposition of the Registrable Securities. The Purchaser agrees to provide such information requested in connection with such registration within five (5) business days after receiving such written request. The Company shall not be responsible for any delays in filing or obtaining or maintaining the effectiveness of the Registration Statement caused by any Purchaser’s failure to timely provide a completed Selling Stockholder Questionnaire or such other information requested by the Company.

(b) If, in the good faith judgment of the Company, it would be detrimental to the Company or its stockholders for the Registration Statement to be filed or for resales of Registrable Securities to be made pursuant to the Registration Statement due to (i) the existence of a material development or potential material development involving the Company that the Company would be obligated to disclose in the Registration Statement, which disclosure would be premature or otherwise inadvisable at such time or would have a material adverse effect on the Company or its stockholders or (ii) a proposed filing of or use of an existing registration statement in connection with a Company-initiated registration of any class of its equity securities, which, in the good faith judgment of the Company, would adversely effect or require premature disclosure of the filing or use of such Company-initiated registration (notice thereof, a “Blackout Notice”), upon receipt of a Blackout Notice from the Company, the Purchaser shall immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement (the period during which such disposition is discontinued, the “Blackout Period”) covering such Registrable Securities until (i) the Company advises the Purchaser that the Blackout Period has terminated and (ii) the Purchaser receives copies of a supplemented or amended prospectus, if necessary. If so directed by the Company, the Purchaser will deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in the Purchaser’s possession (other than a limited number of file copies) of the prospectus covering such Registrable Securities that is current at the time of receipt of such notice.

(c) If the Purchaser determines to engage an underwriter (other than the Purchaser) in connection with the offering of any Registrable Securities (an “Underwritten Offering”), the Purchaser will enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering, and will take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities. The Purchaser shall consult with the Company prior to any Underwritten Offering and shall defer such Underwritten Offering for a reasonable period upon the request of the Company.

(d) The Purchaser shall not take any action with respect to any distribution deemed to be made pursuant to the Registration Statement, which would constitute a violation of Regulation M under the Exchange Act or any other applicable rule, regulation or law.

4.4 Registration Expenses. All fees and expenses of the Company incident to the performance of or compliance with Section 4.1 and Section 4.2 hereof by the Company shall be borne by the Company. In addition, the Company shall reimburse the Holders, on a one-time basis, for the reasonable fees and expenses of counsel to the Holders of up to $10,000 in the aggregate with respect to the review of any registration statement filed pursuant to Section 4.1 hereof, as directed by the then Holders of a majority of the Registrable Securities.

4.5 Indemnification. In the event that any Registrable Securities are included in a Registration Statement under this ARTICLE IV:

(a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, or the Exchange Act, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, or any rule or regulation promulgated under the Securities Act, or the Exchange Act, and the Company will pay to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 4.5(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

(b) To the extent permitted by law, each Holder will indemnify and hold harmless the Company, each of its directors, each of its officers, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, or the Exchange Act, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished or omitted by such Holder for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses incurred by any person intended to be indemnified pursuant to this Section 4.5(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 4.5(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, further, that, in no event shall any indemnity under this Section 4.5(b) exceed the greater of the cash value of the (i) gross proceeds from the offering received by such Holder or (ii) such Holder’s investment pursuant to this Agreement as set forth on the signature page attached hereto.

(c) Promptly after receipt by an indemnified party under this Section 4.5 of notice of the commencement of any action (including any governmental action), such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 4.5, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel selected by the indemnifying party and approved by the indemnified party (whose approval shall not be unreasonably withheld); provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 4.5, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 4.5.

(d) If the indemnification provided for in this Section 4.5 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

(e) The obligations of the Company and Holders under this Section 4.5 shall survive the completion of any offering of Registrable Securities in a Registration Statement under this ARTICLE IV, and otherwise.

4.6 Cutback. In connection with filing the Registration Statement pursuant to Section 4.1 hereof, the obligations of the Company set forth in this ARTICLE VI are subject to any limitations on the Company’s ability to register the full complement of such shares in accordance with Rule 415 under the Securities Act or other regulatory limitations. To the extent the number of such shares that can be registered is limited, the Company shall file a subsequent registration agreement that will provide, among other things, that the Company will use its commercially reasonable efforts to register additional tranches of Registrable Securities as soon as permissible thereafter under applicable laws, rules and regulations so that all of such Registrable Securities are registered as soon as reasonably practicable.

4.7 Sales by Purchasers. The Purchaser shall sell any and all Registrable Securities (as defined below) purchased hereby in compliance with applicable prospectus delivery requirements, if any, or otherwise in compliance with the requirements for an exemption from registration under the Securities Act and the rules and regulations promulgated thereunder. The Purchaser will not make any sale, transfer or other disposition of the Securities in violation of federal or state securities or “blue sky” laws and regulations.

4.8 Piggy-Back Registrations. If at any time during the Effectiveness Period there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the stock option or other employee benefit plans, then the Company shall send to each Holder a written notice of such determination and, if within 15 days after the date of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such Holder requests to be registered, subject to customary underwriter cutbacks applicable to all holders of registration rights and any limitations imposed by applicable law.

4.9 Waivers. With the written consent of the Company and the Holders holding at least a majority of the Registrable Securities that are then outstanding, any provision of this ARTICLE IV may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely) or amended, which waiver shall be applicable to all Holders, and shall be deemed to have been consented to by all Holders. Upon the effectuation of each such waiver or amendment, the Company shall promptly give written notice thereof to the Holders, if any, who have not previously received notice thereof or consented thereto in writing.

ARTICLE V.

OTHER AGREEMENTS OF THE PARTIES

5.1 Transfer Restrictions.

(a) The Securities may only be disposed of in compliance with state and federal securities laws (including, in the case of Purchasers domiciled or formed outside the U.S., Regulation S). In connection with any transfer of Shares, other than pursuant to an effective registration statement, Rule 144, or Regulation S, to the Company or to an Affiliate of a Purchaser or in connection with a pledge as contemplated in Section 5.1(d), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement and the Registration Rights Agreement.

(b) The Purchasers that reside, are domiciled or are formed, within the U.S. agree to the imprinting, so long as is required by this Section 5.1, of a legend on any of the Shares, Warrants or Warrant Shares in the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

(c) The Purchasers that are domiciled or are formed outside of the U.S. agree to the imprinting, so long as is required by this Section 5.1, of a legend on any of the Shares and Warrant Shares in the following form:

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE OR OTHER SECURITIES LAWS, AND MAY NOT BE OFFERED, REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED,

ENCUMBERED OR OTHERWISE DISPOSED OF OR DISTRIBUTED, DIRECTLY OR INDIRECTLY, WITHIN THE UNITED STATES OR TO OR FOR THE ACCOUNT OF U.S. PERSONS UNLESS THE TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES THAT IT WILL NOT OFFER, REOFFER, SELL, ASSIGN, TRANSFER, PLEDGE, ENCUMBER OR OTHERWISE DISPOSE OF OR DISTRIBUTE DIRECTLY OR INDIRECTLY THESE SECURITIES IN THE UNITED STATES, ITS TERRITORIES, POSSESSIONS, OR AREAS SUBJECT TO ITS JURISDICTION, OR TO OR FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON EXCEPT (A) TO THE COMPANY OR A SUBSIDIARY OF THE COMPANY, (B) IN CONJUNCTION WITH AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT, (C) IN COMPLIANCE WITH AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR (D) IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, INCLUDING RULES 904 AND 905 THEREOF. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF FURTHER AGREES THAT ANY HEDGING TRANSACTIONS INVOLVING THE SECURITIES WILL BE CONDUCTED IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT AND AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT THE COMPANY, THE TRANSFER AGENT, AND THE REGISTRAR SHALL HAVE THE RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER, IN EACH OF THE FOREGOING CASES, TO REQUIRE DELIVERY OF A CERTIFICATION OF TRANSFER AND OPINION OF COUNSEL IN FORM SATISFACTORY TO THEM. AS USED HEREIN, THE TERMS “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

(d) The Company acknowledges and agrees that a Purchaser may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Shares to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and who agrees to be bound by the provisions of this Agreement and the provisions of ARTICLE IV hereof and, if required under the terms of such arrangement, such Purchaser may transfer pledged or secured Shares to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the appropriate Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Shares may reasonably request in connection with a pledge or transfer of the Shares, including, if the Shares are subject to registration pursuant to ARTICLE IV hereof, the preparation and filing of any required prospectus supplement under Rule 424(b)(3) under the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders thereunder.

(e) Certificates evidencing the Securities shall not contain any legend (including the legend set forth in Section 5.1(b)), (i) while a registration statement (including the Registration Statement) covering the resale of such security is effective under the Securities Act, or (ii) following any sale of such Securities pursuant to Rule 144, or (iii) if, in the case of a person not an Affiliate of the Company, such Securities have been held for at least one year, or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). The Company shall cause its counsel to issue a legal opinion to the Transfer Agent promptly after the Effective Date if required by the Transfer Agent to effect the removal of the legend hereunder. The Company agrees that following the Effective Date or at such time as such legend is no longer required under this Section 5.1(e), it will, no later than three (3) Trading Days following the delivery by a Purchaser to the Company or the Transfer Agent of a certificate representing Shares issued with a restrictive legend (such third Trading Day, the “Legend Removal Date”), deliver or cause to be delivered to such Purchaser a certificate representing such Shares that is free from all restrictive and other legends. Notwithstanding the foregoing, the Company shall not be required to remove any legends until all Securities represented by a single certificate are no longer subject to restrictions. If only a portion of the Securities represented by any single certificate are subject to restrictions, the holder of the certificate may request, or the Company may require, that such certificate be cancelled and two new certificates be issued. One certificate shall represent, and be in the amount of, Securities not subject to restrictions and shall bear no legend and the second certificate shall represent, and be in the amount of, Securities subject to restrictions and shall bear an appropriate legend. The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section. Certificates for Shares subject to legend removal hereunder shall be transmitted by the Transfer Agent to the Purchasers by crediting the account of the Purchaser’s prime broker or custodian bank with the Depository Trust Company System.

(f) Each Purchaser, severally and not jointly with the other Purchasers, agrees that the removal of the restrictive legend from certificates representing Shares as set forth in this Section 5.1 is predicated upon the Company’s reliance that the Purchaser will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if Securities are sold pursuant to a Registration Statement, they will be sold in compliance with the plan of distribution set forth therein.

(g) Each Purchaser that is domiciled or was formed outside of the U.S. agrees on its own behalf and on behalf of any investor account for which it is acquiring the Securities, and each subsequent permitted transferee of the Securities by its acceptance thereof will be deemed to have agreed, that all subsequent offers and sales of Securities prior to the date which is two years after the Closing Date shall be made only (1) to the Company or a subsidiary thereof, (2) pursuant to a registration statement which has been declared effective under the Securities Act, (3) pursuant to offers and sales to non-U.S. persons that occur outside the United States within the meaning of Regulation S and in compliance with Rules 904 and 905 thereunder, or (4) pursuant to any other available exemption from the registration requirements of the Securities Act.

(h) Each Purchaser that is domiciled or was formed outside of the U.S. represents and agrees on his, her or its behalf and on behalf of any investor account for which it is acquiring the Shares, and each subsequent permitted transferee of the Securities, by its acceptance thereof, will be deemed to have agreed, that (i) no subscription, resale or other transfer of the Securities has been arranged, or at Closing will have been arranged, to return the Securities to the U.S. securities markets or to a U.S. citizen or resident, and (ii) any hedging transaction involving the Securities will be conducted only in compliance with the requirements of the Securities Act.

5.2 Furnishing of Information. As long as any Purchaser owns Securities and the Company remains subject to the requirements of the Exchange Act, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. As long as any Purchaser owns Securities, if the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) such information as is required for the Purchasers to sell the Securities under Rule 144. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, to the extent required from time to time to enable such Person to sell such Shares without registration under the Securities Act within the requirements of the exemption provided by Rule 144.

5.3 Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.

5.4 Securities Laws Disclosure; Publicity. The Company shall, by 8:30 a.m. (New York City time) on the Trading Day immediately following the date hereof, issue a press release or file a Form 8-K announcing the signing of this Agreement and describing the material terms of the transactions contemplated by the Transaction Documents, including the contemplated use of proceeds. The Company and each Purchaser shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and neither the Company nor any Purchaser shall issue any such press release or otherwise make any such public statement without the prior consent of the Company, with respect to any press release of any Purchaser, or without the prior consent of each Purchaser, with respect to any press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. On or before the fourth (4th) Business Day following execution of Transaction Documents, the Company shall file a Current Report on Form 8-K with the Commission describing the terms of the transactions contemplated hereby and including as an exhibit to such Current Report on Form 8-K the Transaction Documents (including schedules), in the form required by the Exchange Act. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except (i) as required by federal securities law in connection with (A) the Registration Statement, (B) the Current Report on Form 8-K required by this Section 5.4, (C) any filing required by the Commission and (D) the filing of final Transaction Documents (including signature pages thereto) with the Commission and (ii) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure permitted under this clause (ii).

5.5 Shareholder Rights Plan. No claim will be made or enforced by the Company or, with the consent of the Company, any other Person, that any Purchaser is an “Acquiring Person” under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents or under any other agreement between the Company and the Purchasers.

5.6 Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company covenants and agrees that neither it nor any other Person acting on its behalf will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that each Purchaser shall be relying on the foregoing representations in effecting transactions in securities of the Company.

5.7 Use of Proceeds. The Company shall use the net proceeds from the sale of the Securities hereunder for working capital purposes and shall not use such proceeds for the satisfaction of any portion of the Company’s debt (other than payment of trade payables in the ordinary course of the Company’s business and prior practices), or to redeem any Common Stock or Common Stock Equivalents or to settle any outstanding litigation.

5.8 Reimbursement. If any Purchaser becomes involved in any capacity in any Proceeding by or against any Person who is a stockholder of the Company (except as a result of sales, pledges, margin sales and similar transactions by such Purchaser to or with any other stockholder), solely as a result of such Purchaser’s acquisition of the Securities under this Agreement, the Company will reimburse such Purchaser for its reasonable legal and other expenses (including the cost of any investigation preparation and travel in connection therewith) incurred in connection therewith, as such expenses are incurred. The reimbursement obligations of the Company under this paragraph shall be in addition to any liability which the Company may otherwise have, shall extend upon the same terms and conditions to any Affiliates of the Purchasers who are actually named in such action, proceeding or investigation, and partners, directors, agents, employees and controlling persons (if any), as the case may be, of the Purchasers and any such Affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, the Purchasers and any such Affiliate and any such Person. The Company also agrees that neither the Purchasers nor any such Affiliates, partners, directors, agents, employees or controlling persons shall have any liability to the Company or any Person asserting claims on behalf of or in right of the Company solely as a result of acquiring the Securities under this Agreement, except if such claim arises primarily from a breach of such Purchaser’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Purchaser may have with any such stockholder or any violations by the Purchaser of state or federal securities laws or any conduct by such Purchaser which constitutes fraud, gross negligence, willful misconduct or malfeasance.

5.9 Indemnification of Purchasers. Subject to the provisions of this Section 5.9, the Company will indemnify and hold each Purchaser and its directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (b) any action instituted against a Purchaser, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Purchaser, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of such Purchaser’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Purchaser may have with any such stockholder or any violations by the Purchaser of state or federal securities laws or any conduct by such Purchaser which constitutes fraud, gross negligence, willful misconduct or malfeasance). If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser Party. Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of the Company and the position of such Purchaser Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The Company will not be liable to any Purchaser Party under this Agreement (i) for any settlement by a Purchaser Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (ii) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to (A) any Purchaser Party’s breach of any of the representations, warranties, covenants or agreements made by such Purchaser Party in this Agreement or in the other Transaction Documents, (B) any violations by the Purchaser of state or federal securities laws or (C) any conduct by such Purchaser which constitutes fraud, gross negligence, willful misconduct or malfeasance.

5.10 Reservation of Common Stock. As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of shares of Common Stock for the purpose of enabling the Company to issue the Shares and the Warrant Shares pursuant to this Agreement or the Warrants, as applicable.

5.11 Listing of Common Stock. The Company hereby agrees to use best efforts to maintain the listing of the Common Stock on a Trading Market (other than the OTC Bulletin Board), and as soon as reasonably practicable following the Closing (but not later than the earlier of the Effective Date and the first anniversary of the Closing Date) to take all action necessary to list all of the Shares and Warrant Shares on such Trading Market. The Company further agrees, if the Company applies to have the Common Stock traded on any other Trading Market, it will include in such application all of the Shares and Warrant Shares, and will take such other action as is necessary to cause all of the Shares and Warrant Shares to be listed on such other Trading Market as promptly as possible. The Company will take all action reasonably necessary to continue the listing and trading of its Common Stock on a Trading Market and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Trading Market.

5.12 Equal Treatment of Purchasers. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration is also offered to all of the parties to the Transaction Documents. For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended for the Company to treat the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Shares or otherwise.

5.13 Short Sales and Confidentiality After The Date Hereof. Each Purchaser severally and not jointly with the other Purchasers covenants that neither it nor any Affiliate or other Person acting on its behalf or pursuant to any understanding with it has nor will execute any Short Sales during the period commencing at the beginning of the Discussion Time and ending at the time that the transactions contemplated by this Agreement are first publicly announced as described in Section 5.4. Each Purchaser, severally and not jointly with the other Purchasers, covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company as described in Section 5.4, such Purchaser will maintain the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Each Purchaser understands and acknowledges, severally and not jointly with any other Purchaser, that the Commission currently takes the position that coverage of short sales of shares of the Common Stock “against the box” prior to the Effective Date of the Registration Statement with the Shares or Warrant Shares is a violation of Section 5 of the Securities Act, as set forth in Item 65, Section A, of the Manual of Publicly Available Telephone Interpretations, dated July 1997, compiled by the Office of Chief Counsel, Division of Corporation Finance. Notwithstanding the foregoing, no Purchaser makes any representation, warranty or covenant hereby that it will not engage in Short Sales in the securities of the Company after the time that the transactions contemplated by this Agreement are first publicly announced as described in Section 5.4. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such

Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Shares covered by this Agreement.

5.14 Delivery of Shares After Closing. The Company shall deliver, or cause to be delivered, the respective Shares purchased by each Purchaser to such Purchaser within 10 Trading Days of the Closing Date.

5.15 Form D; Blue Sky Filings. The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof, promptly upon request of any Purchaser. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to the Purchasers at the Closing under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of any Purchaser. Each Purchaser shall take all commercially reasonable actions that are reasonably requested by the Company related to, or to effectuate, the filing of a Form D or any filing required pursuant to the “Blue Sky” laws of the states of the United States which, for purposes of clarity, shall not include the payment of any fees by such Purchaser.

5.16 Investment Company. The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act of 1940, as amended.

ARTICLE VI.

MISCELLANEOUS

6.1 Termination. This Agreement may be terminated by any Purchaser, as to such Purchaser’s obligations hereunder only and without any effect whatsoever on the obligations between the Company and the other Purchasers, by written notice to the other parties, if the Closing has not been consummated on or before the date 14th calendar day after the date of this Agreement; provided, however, that the right to terminate this Agreement under this Section 6.1 shall not be available to any Person whose failure to comply with its obligations under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such time. Nothing in this Section 6.1 shall affect the right of any party to sue for any breach by the other party (or parties).

6.2 Fees and Expenses. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agent fees, stamp taxes and other taxes and duties levied in connection with the delivery of any Securities to the Purchasers.

6.3 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

6.4 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

6.5 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and Purchasers holding at least 67% of the Shares then held by the Purchasers or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

6.6 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

6.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of Purchasers holding at least 67% of the Shares then held by the Purchasers (other than by merger). Any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents that apply to the “Purchasers.”

6.8 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except (i) as otherwise set forth in Section 5.9 and (ii) the Placement Agent is an intended third party beneficiary of ARTICLE III hereof.

6.9 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. The parties hereby waive all rights to a trial by jury. If either party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

6.10 Survival. The representations and warranties contained herein shall survive the Closing and the delivery of the Shares until the second anniversary of the Closing Date.

6.11 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

6.12 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

6.13 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) any of the other Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction

Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

6.14 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction. The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Securities.

6.15 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agrees to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

6.16 Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

6.17 Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser has been, or has had the opportunity to be, represented by its own separate legal counsel in their review and negotiation of the Transaction Documents. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by the Purchasers.

6.18 Liquidated Damages. The Company’s obligations to pay any partial liquidated damages or other amounts owing under the Transaction Documents is a continuing obligation of the Company and shall not terminate until all unpaid partial liquidated damages and other amounts have been paid notwithstanding the fact that the instrument or security pursuant to which such partial liquidated damages or other amounts are due and payable shall have been canceled.

6.19 Construction. The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments hereto.

(Signature Pages Follow)

SIGNATURE PAGE	Date Signed: , 2009

Number of Units:

Multiplied by Per Unit Purchase Price:	x	$

Equals Purchase Price:	=	$

Signature	Second Signature (if purchasing jointly)

Printed Name	Printed Second Name

Entity Name	Entity Name

Address	Address

City, State and Zip Code	City, State and Zip Code

Telephone-Business	Telephone—Business

Facsimile-Business	Facsimile—Business

Tax ID # or Social Security #	Tax ID # or Social Security #

Name in which Securities should be issued:

This Securities Purchase Agreement is agreed to and accepted as of July 7, 2009.

NILE THERAPEUTICS, INC.

By:
Daron Evans
Chief Financial Officer

CERTIFICATE OF SIGNATORY

(To be completed if Shares are being subscribed for by an entity)

I,                             , am the                              of                              (the “Entity”).

I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Securities Purchase Agreement and to purchase and hold the Securities, and certify further that the Securities Purchase Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have set my hand this      day of         , 2009.

(Signature)

COMPANY DISCLOSURE SCHEDULES

These are the Disclosure Schedules of Nile Therapeutics, Inc. to the Securities Purchase Agreement dated of July 7, 2009 (the “Purchase Agreement”) by and among the Company and each purchaser identified on the signature pages to the Purchase Agreement. Capitalized terms used and not otherwise defined in these Disclosure Schedules shall have the meanings given to such terms in the Purchase Agreement.

The information included in these Disclosure Schedules is not intended to constitute, and shall not be construed as constituting, representations or warranties of the Company except as and to the extent provided in the Purchase Agreement. Inclusion of any information in these Disclosure Schedules is not and shall not be deemed an admission that such information is material to the operations, business, assets, liabilities, prospects or financial condition of the Company. Inclusion of information herein in connection with the disclosure of matters that are not in the ordinary course of business shall not be deemed to be an admission that such included items or actions are not in the ordinary course of business.

Matters disclosed in these Disclosure Schedules are not necessarily limited to matters required by the Purchase Agreement to be disclosed in these Disclosure Schedules. Any matter disclosed in one section of these Disclosure Schedules shall be deemed disclosed for all purposes of any other sections hereof, to the extent that its relevance to such other sections is reasonably apparent. Such additional matters are set forth for information purposes and these Disclosure Schedules do not necessarily include matters of a similar nature. Headings used herein have been provided for convenience of reference.

Schedule 3.1(a)

Subsidiaries

None

2

Schedule 3.1(h)

SEC Reports

On July 7, 2009, the Compensation Committee of the Company’s Board of Directors awarded to Hsiao Lieu, the Company’s Vice President, Clinical Research, a 10-year option to purchase 150,000 shares of the Company’s common stock at an exercise price equal to $1.14 per share. The stock options were made pursuant to the Company’s Amended and Restated 2005 Stock Option Plan and will vest in accordance with the same criteria applicable to the option issued to Two River Consulting, as described in the Company’s Current Report on Form 8-K filed with the Commission on June 25, 2009. In addition, the Company and Dr. Lieu agreed to amend the terms of Dr. Lieu’s employment with the Company. As agreed, Dr. Lieu will now be employed on a part-time (50%) basis and his annualized base salary will be reduced by 50% to $125,000.

3

Schedule 3.1(p)

Insurance

The Company currently carries directors and officers liability insurance in the amount of $10,000,000.

4

Schedule 3.1(q)

Transactions With Affiliates and Employees

1.	Mr. Joshua A. Kazam, the Company’s President & Chief Executive Officer and a director, Mr. Peter M. Kash, the Chairman of the Company’s Board of Directors, and Mr. David M. Tanen, a director and the Secretary of the Company, are also each officers and directors of the Placement Agent. Mr. Scott L. Navins, the Company’s Treasurer is the Financial Operations Principal for the Placement Agent. Each of the foregoing individuals may receive a portion of the Placement Warrants described on Schedule 3.1(s).

2.	The Company has entered into a Services Agreement with Two River Consulting, LLC (“Two River”), an affiliate of the Placement Agent, as more fully described in the Company’s Form 8-K filed on June 25, 2009, pursuant to which certain employees of Two River will perform activities for the Company, including without limitation business development, financial, clinical and regulatory activities.

5

Schedule 3.1(s)

Certain Fees

At Closing, the Company shall issue to the Placement Agent, or its authorized designees, five-year warrants (the “Placement Warrants”) to purchase a number of shares of Common Stock equal to ten percent (10%) of the Shares sold pursuant to the Purchase Agreement at an exercise price equal to 110% of the Closing Price; provided, however, that no Placement Warrants will be issuable with respect to Shares sold to Purchasers that are officers or directors of the Company, employees of the Placement Agent or not introduced to the Company by or through the Placement Agent. The Company shall also pay the Placement Agent a non-accountable expense allowance equal to $50,000 for the Placement Agent’s expenses in providing the services related to the purchase and sale of the Securities.

Pursuant to the terms of an engagement letter agreement dated October 19, 2008, between the Company and Piper Jaffray & Co. (“PJC”), the Company may also become obligated to pay a fee to PJC in an amount not to exceed 3.7% of the gross proceeds received in the Offering from certain investors that were introduced to the Company by PJC during the period of engagement covered by such letter agreement.

6

Schedule 3.1(w)

Listing Maintenance

The trading price of the Company’s Common Stock has recently been below $1.00 per share. The continued listing requirements of the Nasdaq Stock Market provide that the Company’s Common Stock may be subject to delisting if the closing bid price of the Common Stock is less than $1.00 per share for a period of 30 consecutive trading days. Nasdaq has suspended its minimum bid price requirement until the period ending July 19, 2009, however. Although the Company has not received any notice from Nasdaq concerning its non-compliance with the minimum bid price requirement, unless such suspension period is further extended by Nasdaq, the Company’s Common Stock may become subject to delisting if the closing bid price continues to remain below $1.00 per share for 30 consecutive trading days following July 19, 2009. Once the suspension for the minimum price requirement expires, if the closing bid price of Common Stock remains below $1.00 for 30 consecutive trading days, the Company will likely receive a notice from Nasdaq of such non-compliance, and be afforded a period of 180 days in which to re-establish compliance of the minimum bid price requirement. If compliance with the minimum bid price requirement is not established within such 180-day period, the Common Stock may be delisted from the Nasdaq Capital Market.

In addition, Nasdaq’s continued listing requirements provide that the Company maintain either (i) a minimum total market value of its Common Stock of at least $35 million, or (ii) a total stockholders’ equity of at least $2.5 million. As of the date of the Purchase Agreement, the total market value of the Common Stock is approximately $20 million. As of March 31, 2009, the Company’s last reported balance sheet date, the Company had a total stockholders’ equity of approximately $3.48 million. The net proceeds from the sale of the Securities contemplated by the Purchase Agreement, after deducting offering related expenses, will increase the Company’s total stockholders’ equity. However, unless the aggregate market value of the Company’s Common Stock increases to more than $35 million, the Company may not comply with the minimum stockholders’ equity requirement in future periods.

7

EXHIBIT A

Form of Warrant

THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE. NEITHER SUCH WARRANTS NOR SUCH SECURITIES MAY BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT SUCH REGISTRATION, EXCEPT UPON DELIVERY TO THE COMPANY OF SUCH EVIDENCE AS MAY BE SATISFACTORY TO COUNSEL FOR THE COMPANY TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS OR ANY RULE OR REGULATION PROMULGATED THEREUNDER.

Nile Therapeutics, Inc.

Class [A/B/C] Warrant for the Purchase

of Shares of Common Stock

Warrant No. [ ]	Number of Shares: [ ] (subject to adjustment)
Original Issue Date: [ ], 2009

FOR VALUE RECEIVED, NILE THERAPEUTICS, INC., a Delaware corporation (the “Company”), hereby certifies that [            ], its designee or its permitted assigns (the “Holder”), is entitled to purchase from the Company, at any time or from time to time commencing on             , 2009 and prior to 5:00 P.M., New York City time, on             , 2014 (the “Exercise Period”) up to [            ] ([    ]) fully paid and non-assessable shares of common stock (subject to adjustment), $.001 par value per share, of the Company for $[    ] per share (subject to adjustment as provided herein) and an aggregate purchase price of $[    ]. Hereinafter, (i) said common stock, $.001 par value per share, of the Company, is referred to as the “Common Stock,” (ii) the shares of the Common Stock purchasable hereunder or under any other Warrant (as hereinafter defined) are referred to as the “Warrant Shares,” (iii) the aggregate purchase price payable for the Warrant Shares purchasable hereunder is referred to as the “Aggregate Warrant Price,” and (iv) the price payable for each of the Warrant Shares is referred to as the “Per Share Warrant Price.” The Aggregate Warrant Price is not subject to adjustment.

This Warrant is one of a series of similar warrants issued pursuant to a Securities Purchase Agreement, dated July 7, 2009, by and among the Company and the Purchasers identified therein (the “Securities Purchase Agreement”). All such warrants, including this Warrant and all warrants hereafter issued in exchange or substitution for this Warrant and such other similar warrants, are collectively referred to herein as the “Warrants.” The Holder, together with the holders of all other Warrants, are collectively referred to herein as the “Holders,” and Holders of more than 50% of the outstanding Warrants are referred to as the “Majority of the Holders.”

1. Exercise of Warrant.

(a) At the Holder’s option, this Warrant may be exercised, in whole or in part, at any time or from time to time during the Exercise Period, by the Holder upon surrender of this Warrant (with the subscription form at the end hereof duly executed) at the address set forth in Section 9(a) hereof, together with proper payment of the Aggregate Warrant Price, or the proportionate part thereof if this Warrant is exercised in part, with payment for the Warrant Shares made by certified or official bank check payable to the order of the Company.

(b) If this Warrant is exercised in part, this Warrant must be exercised for a number of whole shares of Common Stock and the Holder is entitled to receive a new Warrant covering the Warrant Shares that have not been exercised and setting forth the proportionate part of the Aggregate Warrant Price applicable to such Warrant Shares.

(c) Upon surrender of this Warrant, the Company will (i) issue a certificate or certificates in the name of the Holder for the largest number of whole shares of the Common Stock to which the Holder shall be entitled and, if this Warrant is exercised in whole, in lieu of any fractional share of the Common Stock to which the Holder shall be entitled, pay to the Holder cash in an amount equal to the fair value of such fractional share (determined in such reasonable manner as the Board of Directors of the Company shall determine), and (ii) deliver the other securities and properties receivable upon the exercise of this Warrant, or the proportionate part thereof if this Warrant is exercised in part, pursuant to the provisions of this Warrant.

2. Reservation of Warrant Shares. The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, such number of Warrant Shares and other securities, cash and/or property, as from time to time shall be issuable upon the exercise of this Warrant.

3. Protection Against Dilution.

(a) In case the Company shall hereafter (i) pay a dividend or make a distribution to any holder of its capital stock in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares or (iv) issue by reclassification of its Common Stock any shares of capital stock of the Company, the Per Share Warrant Price shall be adjusted to be equal to a fraction, the numerator of which shall be the Aggregate Warrant Price and the denominator of which shall be the number of shares of Common Stock or other capital stock of the Company that the Holder would have owned immediately following such action had such Warrant been exercised immediately prior thereto. An adjustment made pursuant to this Subsection 3(a) shall become effective immediately after the record date in the case of a dividend or distribution, and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

(b) In case of (i) any merger or consolidation to which the Company is a party other than a merger or consolidation in which the Company is the continuing corporation, or (ii) any sale or conveyance to another entity of the property of the Company as an entirety or substantially as a entirety, or (iii) any statutory exchange of securities with, or tender offer by, another corporation (including any exchange effected in connection with a merger of a third corporation into the Company), or (iv) reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (other than as a result of a subdivision or combination of shares of Common Stock covered by Section 3(a) above), the Holder of this Warrant shall have the right thereafter to receive on the exercise of this Warrant the kind and amount of securities, cash or other property which the Holder would have owned or have been entitled to receive immediately after such reclassification, consolidation, merger, statutory exchange, tender offer, sale or conveyance had this Warrant been exercised immediately prior to the effective date of such reclassification, consolidation, merger, statutory exchange, tender offer, sale or conveyance and in any such case, if necessary, appropriate adjustment shall be made in the application of the provisions set forth in this Section 3 with respect to the rights and interests thereafter of the Holder of this Warrant to the end that the provisions set forth in this Section 3 shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock or other securities or property thereafter deliverable on the exercise of this Warrant. The above provisions of this Section 3(b) shall similarly apply to successive reclassifications, consolidations, mergers, statutory exchanges, sales or conveyances. The Company shall require the issuer of any shares of stock or other securities or property thereafter deliverable on the exercise of this Warrant to be responsible for all of the agreements and obligations of the Company hereunder. Notice of any such reclassification, consolidation, merger, statutory exchange, tender offer, sale or conveyance and of said provisions so proposed to be made, shall be mailed to the Holders of the Warrants not less than 30 days prior to such event. A sale of all or substantially all of the assets of the Company for a consideration consisting primarily of securities shall be deemed a consolidation or merger for the foregoing purposes.

(c) All calculations under this Section 3 shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be. Anything in this Section 3 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Per Share Warrant Price, in addition to those required by this Section 3, as it in its discretion shall deem to be advisable in order that any stock dividend, subdivision of shares or distribution of rights to purchase stock or securities convertible or exchangeable for stock hereafter made by the Company to its stockholders shall not be taxable.

(d) Whenever the Per Share Warrant Price is adjusted as provided in this Section 3 and upon any modification of the rights of a Holder of Warrants in accordance with this Section 3, the Company shall promptly prepare a brief statement of the facts requiring such adjustment or modification and the manner of computing the same and cause copies of such certificate to be mailed to the Holders of the Warrants. The Company may, but shall not be obligated to unless requested by a Majority of the Holders, obtain, at its expense, a certificate of a firm of independent public accountants of recognized standing selected by the Board of Directors (who may be the regular auditors of the Company) setting forth the Per Share Warrant Price and the number of Warrant Shares in effect after such adjustment or the effect of such modification, a brief statement of the facts requiring such adjustment or modification and the manner of computing the same and cause copies of such certificate to be mailed to the Holders of the Warrants.

(e) If the Board of Directors of the Company shall declare any dividend or other distribution with respect to the Common Stock other than a cash distribution out of earned surplus, the Company shall mail notice thereof to the Holders of the Warrants not less than 10 days prior to the record date fixed for determining stockholders entitled to participate in such dividend or other distribution.

(f) If, as a result of an adjustment made pursuant to this Section 3, the Holder of any Warrant thereafter surrendered for exercise shall become entitled to receive shares of two or more classes of capital stock or shares of Common Stock and other capital stock of the Company, the Board of Directors (whose determination shall be conclusive and shall be described in a written notice to the Holder of any Warrant promptly after such adjustment) shall determine the allocation of the adjusted Per Share Warrant Price between or among shares or such classes of capital stock or shares of Common Stock and other capital stock.

(g) In case any event shall occur as to which the other provisions of this Section 3 are not strictly applicable but as to which the failure to make any adjustment would not fairly protect the purchase rights represented by this Warrant in accordance with the essential intent and principles hereof then, in each such case, the Board of Directors of the Company shall in good faith determine the adjustment, if any, on a basis consistent with the essential intent and principles established herein, necessary to preserve the purchase rights represented by the Warrants. Upon such determination, the Company will promptly mail a copy thereof to the Holder of this Warrant and shall make the adjustments described therein.

4. Fully Paid Stock; Taxes. The shares of the Common Stock represented by each and every certificate for Warrant Shares delivered upon the exercise of this Warrant shall at the time of such delivery, be duly authorized, validly issued and outstanding, fully paid and nonassessable, and not subject to preemptive rights or rights of first refusal, and the Company will take all such actions as may be necessary to assure that the par value, if any, per share of the Common Stock is at all times equal to or less than the then Per Share Warrant Price. The Company shall pay all documentary, stamp or similar taxes and other similar governmental charges that may be imposed with respect to the issuance or delivery of any Warrant Shares upon exercise of the Warrants (other than income taxes); provided, however, that if the Warrant Shares are to be delivered in a name other than the name of the Holder, no such delivery shall be made unless the person requesting the same has paid to the Company the amount of transfer taxes or charges incident thereto, if any.

5. Investment Intent; Limited Transferability.

(a) The Holder represents that, by accepting this Warrant, it understands that this Warrant and any securities obtainable upon exercise of this Warrant have not been registered for sale under Federal or state securities laws and are being offered and sold to the Holder pursuant to one or more exemptions from the registration requirements of such securities laws. In the absence of an effective registration of such securities or an exemption therefrom, any certificates for such securities shall bear the legend set forth on the first page hereof. The Holder understands that it must bear the economic risk of its investment in this Warrant and any securities obtainable upon exercise of this Warrant for an indefinite period of time, as this Warrant and such securities have not been registered under Federal or state securities laws and therefore cannot be sold unless subsequently registered under such laws, unless an exemption from such registration is available.

(b) The Holder, by its acceptance of this Warrant, represents to the Company that it is acquiring this Warrant and will acquire any securities obtainable upon exercise of this Warrant for its own account for investment and not with a view to, or for sale in connection with, any distribution thereof in violation of the Securities Act. The Holder agrees that this Warrant and any such securities will not be sold or otherwise transferred unless (i) a registration statement with respect to such transfer is effective under the Securities Act and any applicable state securities laws or (ii) such sale or transfer is made pursuant to one or more exemptions from the Securities Act.

(c) In addition to the limitations set forth in Section 1, this Warrant may not be sold, transferred, assigned or hypothecated by the Holder except in compliance with the provisions of the Securities Act and the applicable state securities “blue sky” laws, and is so transferable only upon the books of the Company which it shall cause to be maintained for such purpose. The Company may treat the registered Holder of this Warrant as he or it appears on the Company’s books at any time as the Holder for all purposes. The Company shall permit any Holder of a Warrant or his duly authorized attorney, upon written request during ordinary business hours, to inspect and copy or make extracts from its books showing the registered holders of Warrants. All Warrants issued upon the transfer or assignment of this Warrant will be dated the same date as this Warrant, and all rights of the holder thereof shall be identical to those of the Holder.

(d) The Holder has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the Warrants or the exercise of the Warrants; and (ii) the opportunity to request such additional information which the Company possesses or can acquire without unreasonable effort or expense.

(e) The Holder did not (i) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio, whether closed circuit, or generally available; or (ii) attend any seminar, meeting or investor or other conference whose attendees were, to such Holder’s knowledge, invited by any general solicitation or general advertising.

(f) The Holder is an “accredited investor” within the meaning of Regulation D under the Securities Act. Such Holder is acquiring the Warrants for its own account and not with a present view to, or for sale in connection with, any distribution thereof in violation of the registration requirements of the Securities Act, without prejudice, however, to such Holder’s right, subject to the provisions of the Securities Purchase Agreement, at all times to sell or otherwise dispose of all or any part of such Warrants and Warrant Shares.

(g) Either by reason of such Holder’s business or financial experience or the business or financial experience of its professional advisors (who are unaffiliated with and who are not compensated by the Company or any affiliate, finder or selling agent of the Company, directly or indirectly), such Holder has the capacity to protect such Holder’s interests in connection with the transactions contemplated by this Warrant.

6. Optional Redemption.

(a) This Warrant may be redeemed at the option of the Company, at any time after the date hereof following a period of twenty (20) consecutive business days in which the per share volume weighted average price of the Common Stock equals or exceeds an amount that is two hundred percent (200%) of the then applicable Per Share Warrant Price, on notice as set forth in Section 6(b) hereof, and at a redemption price equal to one-tenth of one cent ($0.001) (the “Redemption Price”) for each Warrant Share purchasable under this Warrant.

(b) Notice of Redemption. In the case of any redemption of this Warrant, the Company shall give notice of such redemption to the Holder hereof as provided in this Section 6(b). Notice of redemption to the Holder of this Warrant shall be given by mailing by first-class mail, postage prepaid, to the Holder’s last address of record with the Company a notice of such redemption not less than thirty (30) days prior to the date fixed for redemption. Any notice which is given in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives the notice. Each such notice shall specify the date fixed for redemption, the place of redemption and the aggregate Redemption Price, and shall state that payment of the Redemption Price will be made up on surrender of this Warrant at such place of redemption, and that if not exercised by the close of business on the date fixed for redemption, the exercise rights of the Warrant shall expire unless extended by the Company. Such notice shall also state the current Per Share Warrant Price and the date on which the right to exercise the Warrant will expire unless extended by the Company.

(c) Payment of Redemption Price. If notice of redemption shall have been given as provided in Section 6(b), the Redemption Price shall, unless the Warrant is theretofore exercised pursuant to the terms hereof, become due and payable on the date and at the place stated in such notice. On and after such date of redemption, the exercise rights of this Warrant shall expire and this Warrant shall be null and void. On presentation and surrender of this Warrant at such place of payment in such notice specified, this Warrant shall be paid and redeemed at the Redemption Price per Warrant Share within ten (10) days thereafter.

7. Loss, etc., of Warrant. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to the Company, if lost, stolen or destroyed, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver to the Holder a new Warrant of like date, tenor and denomination.

8. Warrant Holder Not Stockholder. This Warrant does not confer upon the Holder any right to vote on or consent to or receive notice as a stockholder of the Company, as such, in respect of any matters whatsoever, nor any other rights or liabilities as a stockholder, prior to the exercise hereof; this Warrant does, however, require certain notices to Holders as set forth herein.

9. Communication. No notice or other communication under this Warrant shall be effective unless, but any notice or other communication shall be effective and shall be deemed to have been given if, the same is in writing and is mailed by first-class mail, postage prepaid, addressed to:

(a) the Company at Nile Therapeutics, Inc., 115 Sansome St., #310, San Francisco, CA, 94104, Attn: Daron Evans, Chief Financial Officer or such other address as the Company has designated in writing to the Holder, or

(b) the Holder at [            ], Attn: [                    ] or other such address as the Holder has designated in writing to the Company.

10. Headings. The headings of this Warrant have been inserted as a matter of convenience and shall not affect the construction hereof.

11. Applicable Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to the principles of conflicts of law thereof.

12. Amendment, Waiver, etc. Except as expressly provided herein, neither this Warrant nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought; provided, however, that any provisions hereof may be amended, waived, discharged or terminated upon the written consent of the Company and the Majority of the Holders. Notwithstanding the foregoing, (i) this Warrant may be amended and the observance of any term hereunder may be waived without the written consent of the Holder only in a manner which applies to all Warrants in the same fashion and (ii) the number of Warrant Shares subject to this Warrant, the Per Share Purchase Price of this Warrant, and the provisions of Sections 1, 2 and 12 hereof, may not be amended, and the right to exercise this Warrant may not be waived, without the written consent of the Holder (it being agreed that an amendment to or waiver under any of the provisions of Section 3 of this Warrant shall not be considered an amendment of the number of Warrant Shares or the Per Share Purchase Price). The Company shall give prompt written notice to the Holder of any amendment hereof or waiver hereunder that was effected without such Holder’s written consent. No waivers of any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed this 7th day of July, 2009.

NILE THERAPEUTICS, INC.

By:
Name:
Title:

APPENDIX I

SUBSCRIPTION

The undersigned,                                     , pursuant to the provisions of the foregoing Warrant, hereby agrees to subscribe for and purchase          shares of the Common Stock, par value $.001 per share, of Nile Therapeutics, Inc. covered by said Warrant, and makes payment therefor in full at the price per share provided by said Warrant.

Dated: , 20	Name of Holder:

By:
Name:
Title:
(Signature must conform in all respects to name of Holder as specified on the face of the Warrant)

ASSIGNMENT

FOR VALUE RECEIVED                      hereby sells, assigns and transfers unto                                  the foregoing Warrant and all rights evidenced thereby, and does irrevocably constitute and appoint                                         , attorney, to transfer said Warrant on the books of Nile Therapeutics, Inc.

Dated: , 20	Name of Holder:

By:
Name:
Title:
(Signature must conform in all respects to name of Holder as specified on the face of the Warrant)

PARTIAL ASSIGNMENT

FOR VALUE RECEIVED                      hereby assigns and transfers unto                                      the right to purchase          shares of Common Stock, par value $.001 per share, of Nile Therapeutics, Inc. covered by the foregoing Warrant, and a proportionate part of said Warrant and the rights evidenced thereby, and does irrevocably constitute and appoint                                              , attorney, to transfer such part of said Warrant on the books of the Company.

Dated: , 20	Name of Holder:

By:
Name:
Title:
(Signature must conform in all respects to name of Holder as specified on the face of the Warrant)

EXHIBIT B

CONFIDENTIAL INVESTOR QUESTIONNAIRE

The Purchaser represents and warrants that he, she or it comes within one category marked below, and that for any category marked, he, she or it has truthfully set forth, where applicable, the factual basis or reason the Purchaser comes within that category. ALL INFORMATION IN RESPONSE TO THIS SECTION WILL BE KEPT STRICTLY CONFIDENTIAL. The undersigned agrees to furnish any additional information which the Company deems necessary in order to verify the answers set forth below.

Category A	The undersigned is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000.

Explanation. In calculating net worth you may include equity in personal property and real estate, including your principal residence, cash, short-term investments, stock and securities. Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

Category B	The undersigned is an individual (not a partnership, corporation, etc.) who had an income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year.

Category C	The undersigned is a director or executive officer of the Company.

Category D

The undersigned is a bank; a savings and loan association; insurance company; registered investment company; registered business development company; licensed small business investment company (“SBIC”); or employee benefit plan within the meaning of Title 1 of ERISA and (a) the investment decision is made by a plan fiduciary which is either a bank, savings and loan association, insurance company or registered investment advisor, or (b) the plan has total assets in excess of $5,000,000 or (c) is a self directed plan with investment decisions made solely by persons that are accredited investors. (describe entity)

Category E	The undersigned is a private business development company as defined in section 202(a)(22) of the Investment Advisors Act of 1940. (describe entity)

Category F

The undersigned is either a corporation, partnership, Massachusetts business trust, or non-profit organization within the meaning of Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Securities and with total assets in excess of $5,000,000. (describe entity)

Category G	The undersigned is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, where the purchase is directed by a “sophisticated investor” as defined in Regulation 506(b)(2)(ii) under the Act.

Category H

The undersigned is an entity (other than a trust) in which all of the equity owners are “accredited investors” within one or more of the above categories. If relying upon this Category alone, each equity owner must complete a separate copy of this Agreement. (describe entity)

Category I	The undersigned is not within any of the categories above and is therefore not an accredited investor.

The undersigned agrees that the undersigned will notify the Company at any time on or prior to the Closing Date in the event that the representations and warranties in this Agreement shall cease to be true, accurate and complete.

2.	SUITABILITY (please answer each question)

(a) For an individual Purchaser, please describe your current employment, including the company by which you are employed and its principal business:

(b) For an individual Purchaser, please describe any college or graduate degrees held by you:

(c) For all Purchasers, please list types of prior investments:

(d) For all Purchasers, please state whether you have you participated in other private placements before:

YES                                         NO

(e) If your answer to question (d) above was “YES”, please indicate frequency of such prior participation in private placements of:

	Public Companies	Private Companies	Public or Private Biotechnology Companies
Frequently

Occasionally

Never

(f) For individual Purchasers, do you expect your current level of income to significantly decrease in the foreseeable future:

YES                                         NO

(g) For trust, corporate, partnership and other institutional Purchasers, do you expect your total assets to significantly decrease in the foreseeable future:

YES                                         NO

(h) For all Purchasers, do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you:

YES                                         NO

(i) For all Purchasers, are you familiar with the risk aspects and the non-liquidity of investments such as the securities for which you seek to subscribe?

YES                                         NO

(j) For all Purchasers, do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?

YES                                         NO

3.	MANNER IN WHICH TITLE IS TO BE HELD (check one):

(a)	Individual Ownership

(b)	Community Property

(c)	Joint Tenant with Right of Survivorship (both parties must sign)

(d)	Partnership*

(e)	Tenants in Common

(f)	Company*

(g)	Trust*

(h)	Other

*	If Securities are being subscribed for by an entity, the attached Certificate of Signatory must also be completed.

4.	FINRA AFFILIATION.

Are you affiliated or associated with an FINRA member firm (please check one):

Yes                                          No

If Yes, please describe:

*	If Purchaser is a Registered Representative with an FINRA member firm, have the following acknowledgment signed by the appropriate party:

The undersigned FINRA member firm acknowledges receipt of the notice required by FINRA Conduct Rule 3040 (a) and (b).

Name of FINRA Member Firm

By:
Authorized Officer

Date:

EXHIBIT C

NILE THERAPEUTICS, INC.

Selling Stockholder Questionnaire

The undersigned beneficial owner of common stock (the “Registrable Securities”) of Nile Therapeutics, Inc., a Delaware corporation (the “Company”), understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a registration statement (the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities, in accordance with the terms of the Securities Purchase Agreement (the “Purchase Agreement”) to which this document is annexed. A copy of the Purchase Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Purchase Agreement.

Certain legal consequences arise from being named as a selling stockholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling stockholder in the Registration Statement and the related prospectus. The undersigned hereby furnishes to the Company the following information for use by the Company in connection with the preparation of the Registration Statement.

(1)	Name and Contact Information:

Full legal name of record holder:

Address of record holder:

Identity of beneficial owner (if different than record holder):

Name of contact person:

Telephone number of contact person:

Fax number of contact person:

E-mail address of contact person:

(2)	Beneficial Ownership of Other Securities of the Company Owned by the Selling Stockholder:

Except as set forth below in this Item (3), the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities acquired in connection with the Purchase Agreement.

Type and amount of other securities beneficially owned by the Selling Stockholder:

(3)	Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

(4)	Plan of Distribution:

Except as set forth below, the undersigned intends to distribute pursuant to the Registration Statement the Registrable Securities in accordance with the “Plan of Distribution” substantially in the form attached hereto as Appendix A:

State any exceptions here:

(5)	Selling Stockholder Affiliations:

(a) Is the Selling Stockholder a registered broker-dealer?

(b) Is the Selling Stockholder an affiliate of a registered broker-dealer(s)? (For purposes of this response, an “affiliate” of, or person “affiliated” with, a specified person, is a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified.)

(c) If the answer to Item (5)(b) is yes, identify the registered broker-dealer(s) and describe the nature of the affiliation(s):

(d) If the answer to Item (5)(b) is yes, did the Selling Stockholder acquire the Registrable Securities in the ordinary course of business (if not, please explain)?

(e) If the answer to Item (5)(b) is yes, did the Selling Stockholder, at the time of purchase of the Registrable Securities, have any agreements, plans or understandings, directly or indirectly, with any person to distribute the Registrable Securities (if yes, please explain)?

(6)	Voting or Investment Control over the Registrable Securities:

If the Selling Stockholder is not a natural person, please identify the natural person or persons who have voting or investment control over the Registrable Securities:

Remainder of page left intentionally blank

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items (1) through (6) above and the inclusion of such information in the Registration Statement, any amendments thereto and the related prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

The undersigned has reviewed the answers to the above questions and affirms that the same are true, complete and accurate. THE UNDERSIGNED AGREES TO NOTIFY THE COMPANY IMMEDIATELY OF ANY CHANGES IN THE FOREGOING INFORMATION.

Dated: , 2009
Signature of Record Holder
(Please sign your name in exactly the same manner as the certificate(s) for the shares being registered)

Appendix A

Plan of Distribution

We are registering the shares offered by this prospectus on behalf of the selling stockholders. The selling stockholders, which as used herein includes donees, pledgees, transferees or other successors-in-interest selling shares of common stock or interests in shares of common stock received after the date of this prospectus from a selling stockholder as a gift, pledge, partnership distribution or other transfer, may, from time to time, sell, transfer or otherwise dispose of any or all of their shares of common stock or interests in shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These dispositions may be at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices. To the extent any of the selling stockholders gift, pledge or otherwise transfer the shares offered hereby, such transferees may offer and sell the shares from time to time under this prospectus, provided that this prospectus has been amended under Rule 424(b)(3) or other applicable provision of the Securities Act to include the name of such transferee in the list of selling stockholders under this prospectus.

The selling stockholders may use any one or more of the following methods when disposing of shares or interests therein:

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent, but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	short sales;

•	through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

•	broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

•	a combination of any such methods of sale; and

•	any other method permitted pursuant to applicable law.

The selling stockholders may, from time to time, pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock, from time to time, under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.

In connection with the sale of our common stock or interests therein, the selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume. The selling stockholders may also sell shares of our common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities. The selling stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The aggregate proceeds to the selling stockholders from the sale of the common stock offered by them will be the purchase price of the common stock less discounts or commissions, if any. Each of the selling stockholders reserves the right to accept and, together with their agents from time to time, to reject, in whole or in part, any proposed purchase of common stock to be made directly or through agents. We will not receive any of the proceeds from this offering. Upon any exercise of the warrants by payment of cash, however, we will receive the exercise price of the warrants.

The selling stockholders also may resell all or a portion of the shares in open market transactions in reliance upon Rule 144 under the Securities Act of 1933, provided that they meet the criteria and conform to the requirements of that rule.

The selling shareholders might be, and any broker-dealers that act in connection with the sale of securities will be, deemed to be “underwriters” within the meaning of Section 2(11) of the Securities Act, and any commissions received by such broker-dealers and any profit on the resale of the securities sold by them while acting as principals will be deemed to be underwriting discounts or commissions under the Securities Act.

To the extent required, the shares of our common stock to be sold, the names of the selling stockholders, the respective purchase prices and public offering prices, the names of any agents, dealer or underwriter, any applicable commissions or discounts with respect to a particular offer will be set forth in an accompanying prospectus supplement or, if appropriate, a post-effective amendment to the registration statement that includes this prospectus.

In order to comply with the securities laws of some states, if applicable, the common stock may be sold in these jurisdictions only through registered or licensed brokers or dealers. In addition, in some states the common stock may not be sold unless it has been registered or qualified for sale or an exemption from registration or qualification requirements is available and is complied with.

We have advised the selling stockholders that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of shares in the market and to the activities of the selling stockholders and their affiliates. In addition, we will make copies of this prospectus (as it may be supplemented or amended from time to time) available to the selling stockholders for the purpose of satisfying the prospectus delivery requirements of the Securities Act. The selling stockholders may indemnify any broker-dealer that participates in transactions involving the sale of the shares against certain liabilities, including liabilities arising under the Securities Act.

We have agreed to indemnify the selling stockholders against liabilities, including liabilities under the Securities Act and state securities laws, relating to the registration of the shares offered by this prospectus.

We have agreed with the selling stockholders to keep the registration statement that includes this prospectus effective until the earlier of (1) such time as all of the shares covered by this prospectus have been disposed of pursuant to and in accordance with the registration statement that contains this prospectus or (2) the date on which the shares may be sold without registration or restriction pursuant to Rule 144 of the Securities Act.

EXHIBIT D

Form of Opinion of Company Counsel

1. The Company is validly existing as a corporation and in good standing in the State of Delaware, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted.

2. The Company is duly qualified to do business as a foreign corporation and is in good standing under the laws of California.

3. The Company has all requisite corporate power and authority to execute and deliver Transaction Documents and the Introduction Agreement and to perform its obligations thereunder, including, without limitation, to issue, sell and deliver the Securities and the Placement Warrants and to issue the Warrant Shares and Placement Warrant Shares upon exercise of the Warrants and the Placement Warrants, respectively.

4. The Transaction Documents and the Introduction Agreement have been duly and validly executed and delivered by the Company. The execution and delivery of the Transaction Documents and the Introduction Agreement by the Company and the consummation by the Company of the transactions contemplated thereby, including without limitation, the issuance of the Securities, the Placement Warrants, and the Warrant Shares and Placement Warrant Shares upon exercise of the Warrants and the Placement Warrants, respectively, have been duly authorized by all necessary corporate action on the part of the Company. The Transaction Documents constitute legal, valid and binding obligations of the Company, enforceable against the Company according to their terms.

5. No approval, authorization, waiver, consent, registration, filing, qualification, license or permit of or with any court, regulatory, administrative or other governmental body is required for the execution and delivery of the Transaction Documents or the consummation of the transactions contemplated thereby, except for the filing of a Form D with the Securities and Exchange Commission and such other filings required under applicable state securities laws.

6. The Securities and the Placement Warrants have been duly authorized and, when paid for and issued in accordance with the Purchase Agreement and the Introduction Agreement, as applicable, will be validly issued, fully paid and non-assessable. The Placement Warrants have been duly authorized and, when paid for and issued in accordance with the Purchase Agreement, will be validly issued, fully paid and non-assessable. The Warrant Shares and the Placement Warrant Shares have been duly and validly reserved, and, when issued in accordance with the terms of the Warrants and the Placement Warrants, will be validly issued, fully paid and nonassessable.

7. Subject to the accuracy of the Purchasers’ representations set forth in Section 3.2 of the Purchase Agreement, the offer and sale of the Securities to the Purchasers in accordance with the terms of the Purchase Agreement is exempt from the registration requirements of Section 5 of the Securities Act and from the securities registration and qualification requirements of all applicable state securities laws.

D-1

8. The authorized capital stock of the Company consists of [        ] shares of Common Stock and 10,000,000 shares of preferred stock. Based solely on the representations made by the Company in the Securities Purchase Agreement, as of June [    ], 2009, there were [        ] shares of Common Stock issued and outstanding, [        ] shares of Common Stock reserved for issuance pursuant to outstanding options and [        ] shares of Common Stock reserved for issuance pursuant to outstanding warrants. There are no shares of any class or series of preferred stock issued or outstanding. To our knowledge, other than as set forth above or in the SEC Reports, there are no other options, warrants, conversion privileges, calls, preemptive rights or other rights, commitments or agreements of any character to which the Company is a party or by which the Company is bound or obligating the Company to issue, deliver, sell, repurchase or redeem, or cause to be issued, delivered, sold, repurchased or redeemed, any shares of the capital stock of the Company or obligating the Company to grant, extend or enter into any such option, warrant, conversion privilege, call, preemptive right or other right, commitment or agreement.

9. The execution, delivery and performance by the Company, and the compliance by the Company with the terms of the Transaction Documents and the Introduction Agreement and the issuance, sale and delivery of the Securities and the Placement Warrants pursuant to the Transaction Documents and the Introduction Agreement, as applicable, will not (a) violate any provision of the Certificate of Incorporation or Bylaws, (b) result in a breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or result in or permit the termination or modification of, any agreement or instrument that is included as an exhibit to the SEC Reports, or (c) violate any order, writ, judgment or decree known to us to which the Company is a party or is subject.

D-2

EXHIBIT E

WIRE INSTRUCTIONS

US BANK NATIONAL ASSOCIATION

COPORATION TRUST, ST. PAUL MINNESOTA

ABA#: [                    ]

SWIFT #: [                    ]

BNF: U.S. BANK, NA

ACCOUNT #: [                    ]

Further Credit to: Riverbank Capital & Nile Therapeutics, Inc.

SEI#: [                    ]

Attention: [                    ]

Tel: [                    ]

Fax: [                    ]

Ref: [Investor Name] *

*	It is imperative that the investing entity is listed on the wire

E-1